Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 20, 2020 (this “Agreement”) is entered into among Ducommun Incorporated, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, have entered into that certain Amended and Restated Credit Agreement dated as of November 21, 2018 (as amended or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. The Credit Agreement is hereby amended as follows:
(a)    The reference to “MLPFS” in the definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended to be a reference to “BofA Securities”.
(b)    The definition of “Bail-In Action” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
(c)    The definition of “Bail-In Legislation” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
(d)    The definition of “MLPFS” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated.
(e)    The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(f)    The following defined terms are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“BofA Securities” means BofA Securities, Inc.
“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning specified in Section 11.23.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning specified in Section 11.23.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Supported QFC” has the meaning specified in Section 11.23.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“U.S. Special Resolution Regimes” has the meaning specified in Section 11.23.
(g)    The reference to “EEA Financial Institutions” in the heading of Section 5.25 of the Credit Agreement is hereby replaced with a reference to “Affected Financial Institutions”. The reference to “EEA Financial Institution” in Section 5.25 of the Credit Agreement is hereby replaced with a reference to “Affected Financial Institution”.
(h)    Article V of the Credit Agreement is hereby amended to add a new Section 5.26 immediately following Section 5.25 to read as follows:
5.26    Covered Entities.
No Loan Party is a Covered Entity.
(i)    The reference to “MLPFS” in Section 11.04(a) of the Credit Agreement is hereby amended to be a reference to “BofA Securities”.
(j)    Each reference to “MLPFS” in Section 11.17 of the Credit Agreement is hereby amended to be a reference to “BofA Securities”.
(k)    The reference to “EEA Financial Institutions” in the heading of Section 11.21 of the Credit Agreement is hereby replaced with a reference to “Affected Financial Institutions”. Each reference to “EEA Financial Institution” in Section 11.21 of the Credit Agreement is hereby replaced with a reference to “Affected Financial Institution”. Each reference to “an EEA Resolution Authority” in Section 11.21 of the Credit Agreement is hereby replaced with a reference to “the applicable Resolution Authority”.
(l)    Article XI of the Credit Agreement is hereby amended to add a new Section 11.23 immediately following Section 11.22 to read as follows:
11.23    Acknowledgement Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree that, with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States), in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders, and the Administrative Agent.
3.    Miscellaneous.
(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.
(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(iii)    The execution, delivery and performance by each Loan Party of this Agreement does not and will not (A) contravene the terms of any of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (C) violate any Law, except in each case referred to in clause (B) or (C), to the extent that failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(iv)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement.
(d)    The Loan Parties represent and warrant to the Lenders that (i) after giving effect to this Agreement, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e)    Each party hereto acknowledges and agrees to the provisions set forth in Section 11.21 of the Credit Agreement (as amended by this Agreement) and the provisions set forth in Section 11.23 of the Credit Agreement (as amended by this Agreement).
(f)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
(g)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:    DUCOMMUN INCORPORATED,
a Delaware corporation
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President, Interim Chief Financial Officer and Treasurer, and Controller and Chief Accounting Officer
GUARANTORS:    DUCOMMUN AEROSTRUCTURES, INC.,
a Delaware corporation
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President
COMPOSITE STRUCTURES, LLC,
a Delaware limited liability company
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President and Treasurer
DUCOMMUN AEROSTRUCTURES NEW YORK, INC.,
a New York corporation
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President
DUCOMMUN LABARGE TECHNOLOGIES, INC.,
an Arizona corporation
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President
DUCOMMUN AEROSTRUCTURES MEXICO, LLC,
a Delaware limited liability company
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President

DUCOMMUN LABARGE TECHNOLOGIES, INC.,
a Delaware corporation
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President
LABARGE ACQUISITION COMPANY, INC.,
a Missouri corporation
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President
LS HOLDINGS COMPANY, LLC,
a Delaware limited liability company
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President
LIGHTNING DIVERSION SYSTEMS, LLC,
a Delaware limited liability company
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President
CERTIFIED THERMOPLASTICS CO., LLC,
a Delaware limited liability company
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President
NOBLES PARENT INC.,
a Delaware corporation
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NOBLES HOLDINGS INC.,
a Delaware corporation
By: /s/ Christopher D. Wampler
Name:    Christopher D. Wampler
Title:    Vice President
NOBLES WORLDWIDE, INC.,
a Minnesota corporation
By: /s/ Stephen G. Oswald
Name:    Stephen G. Oswald
Title:    Chief Executive Officer

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Denise Jones
Name:    Denise Jones
Title:    Vice President

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:    BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Angel Sutoyo
Name:    Angel Sutoyo
Title:    Senior Vice President

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK,
as a Lender
By: /s/ Anika Kirs
Name:    Anika Kirs
Title:    Vice President

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA,
as a Lender
By: /s/ Richard C. Smith
Name:    Richard C. Smith
Title:    Authorized Signatory

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CITY NATIONAL BANK,
as a Lender
By: /s/ Katie McDowell
Name:    Katie McDowell
Title:    SVP

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL,
as a Lender
By: /s/ Josh Hovermale
Name:    Josh Hovermale
Title:    Director

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF THE WEST,
as a Lender
By: /s/ Bryan L. Bains
Name:    Bryan L. Bains
Title:    Vice President

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMMC CLO 16, LIMITED.
as Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David P. Meyer
Name:    David P. Meyer
Title:    Senior Vice President

DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMMC CLO 19, LIMITED.
as Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name:    David Meyer
Title:    Senior Vice President
DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMMC CLO 22, LIMITED.
as Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name:    David Meyer
Title:    Senior Vice President
DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMMC CLO XIV, LIMITED.
as Lender
By: /s/ David P. Meyer
Name:    David P. Meyer
Title:    Senior Vice President
DUCOMMUN INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT